UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Fundrise Real Estate Interval Fund, LLC

Investment Company Act file number 811-23448

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Bjorn J. Hall
Rise Companies Corp.
11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Name and Address of Agent for Service)

Copies to:

Paul J. Delligatti, Esq.
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 through December 31, 2024

Item 1.  Reports to Stockholders.

(a)
Fundrise Real Estate Interval Fund, LLC
Annual Report
For the Year Ended
December 31, 2024

TABLE OF CONTENTS
Management Discussion of Fund Performance (Unaudited) 3
Performance Chart and Analysis (Unaudited) 6
Schedule of Investments 7
Statement of Assets and Liabilities 8
Statement of Operations 9
Statements of Changes in Net Assets 10
Statement of Cash Flows 11
Financial Highlights 12
Notes to Financial Statements 13
Report of Independent Registered Public Accounting Firm 25
Additional Information (Unaudited) 26

Fundrise Real Estate Interval Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
December 31, 2024

Dear Fellow Shareholders,
We are pleased to present the annual report of the Fundrise Real Estate Interval Fund, LLC (the “Fund”). Over the past year, falling interest rates kicked off what we expect to be an extended period of positive returns for real estate (and private markets more broadly), with the potential for even more positive tailwinds in 2025. The Fund returned 7.50% in 2024, its fourth year of operations. During the same period, the S&P 500
®
Total Return Index, a bellwether for the overall U.S. stock market, returned
25.02%, the Bloomberg U.S. Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade U.S.
dollar-denominated, fixed-rate taxable bond market, returned 1.25%, and the FTSE Nareit Composite REITs Index, a free-float adjusted, market capitalization-weighted index of U.S. Equity and Mortgage REITs, returned 4.75%.
Within real estate, performance continues to diverge significantly between sectors, and we are encouraged by our focus on residential and industrial assets where we anticipate continued demand growth. Multifamily and single family rent continued to grow in 2024.
Per Yardi Matrix’s December 2024 report, multifamily asking rents were up 0.6% year-over-year while single family rents were up 0.8% year-over-year. The Green Street Commercial Property Price Index
®
, which represents a measure of pricing for a broad
spectrum of institutional quality properties, increased 5% in 2024. This was primarily due to lower borrowing costs as the Federal
Reserve began its much anticipated rate cutting cycle in September, lowering the benchmark Fed Funds rate three times for a total of 100 basis points (or 1%). These lower borrowing costs translated to positive performance across most every asset class, real estate included.
The primary contributors to the Fund’s 2024 performance were falling interest rates and strong operating fundamentals, which resulted in occupancy rising and rents continuing to grow delivering positive results. In addition, we saw the benefits that being invested in the right locations and the right asset types can have on performance despite the ongoing headwinds created by sustained higher borrowing costs. Looking ahead to 2025, we think there’s good reason to believe that private assets generally and real estate specifically are likely to see another year of strong returns thanks to a combination of both continuing and new tailwinds that together should drive further growth. The Fed, by its own forecast, is less than halfway through its expected rate cutting cycle, meaning that the potential for similar or larger gains could be achieved as rates continue to come down. Specifically, we believe that:
Rates will continue to come down
We’ve said it so often over the past 18 months that it feels almost cliche to repeat but the fact remains that real estate values move inversely to interest rates. When the Federal Reserve raised rates starting in 2022 it had the direct impact of lowering real estate values. Conversely, now that rates have begun to fall, it has had a positive impact on values.
While there may be ongoing debate about both the exact speed and magnitude of future cuts, the Federal Reserve has been quite clear that they intend to continue cutting over the next 24+ months which (all else being equal) should lead to further gains in real estate values.
Prices for real estate are still at relative lows
Although stock prices are up 57% in the past 24 months, real estate prices are still relatively close to multi-decade lows — arguably at the most attractive pricing since the 2008 Great Financial Crisis. And it’s important to understand that this divergence is not common. In fact, for most of Fundrise’s history, real estate prices have moved more or less in step with the stock market. However, since 2022, stocks and real estate have taken very different paths. While there may be good reasons for this, in our experience, prices typically revert to the mean (i.e., the historical average), which makes real estate look particularly cheap today (and that much more interesting) especially when compared to the stock market.
We cannot guarantee when values will rise or exactly where interest rates will move, but we do believe that buying brand new assets, in well-located growth markets, at equal to (or even below) the cost it would take to build them today is generally going to lead to good results over a longer hold period.
Buying low and selling high is easy to say, but investing specifically after asset prices (and your own portfolio returns) have fallen is often the most difficult thing for many investors to do.
Oversupply has turned into undersupply
Supply and demand 101: Real estate values increase when there is more demand for the product than there is supply.

Fundrise Real Estate Interval Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
December 31, 2024

This means that when there are more people looking to rent apartments than there are apartments available, rents go up and property values go up.
In 2021 and 2022, borrowing costs were extremely low and pandemic-induced inflation drove up rents. The result was a record number of new apartment buildings being built, and a huge supply of new apartment units becoming available. This kept rents flat and hurt property values.
As interest rates rose, a second order consequence was that construction of new real estate properties, including new homes, apartments, and industrial buildings, fell to its lowest level in nearly a decade. This means that over the next several years the number of new residential units available will be falling while demand continues to rise, leading to higher expected rent growth and in turn (likely, in our opinion) higher values.
New administration policies may be accretive
While we tend to believe that mixing politics and investing does not result in better outcomes for our investors, we also recognize that changing administrations and changing policies will inevitably impact the economy.
We do not have a crystal ball but we do expect a fairly significant change in the new administration’s policy positions which in turn is likely to impact investor’s portfolios.
This includes:
In total, we think it is reasonable to assume that many relevant industries will see a more business-friendly environment with lower regulatory burdens, more liquidity in financial markets, but also higher costs around construction and new development. This dynamic has the potential to not only drive up investment demand but also further reduce future supply, compounding the existing supply constraints, resulting in even more appreciation in asset values.
No returns without risk
As we look out to next year, we see the potential for a series of factors to all move in favor of real estate values and private markets more broadly. But as with all things when it comes to investing there is no guarantee and risk always exists.
We noted last year that 100% of economists predicted we would have a recession in 2023 and 100% were wrong. We were fairly certain that a soft-landing would be near impossible to achieve and the only thing that was different this time around was a longer lag between when rates started rising and the economy would begin to falter. Today, it looks as though we may have been wrong here too and the Federal Reserve may indeed pull off an economic feat which by most accounts has not occurred since before World
War 2.
But to assume that risk has disappeared and future returns are guaranteed is exactly the type of mass delusion that itself often leads to a bubble. The reality is that the stock market has been on one of its best short-term runs of all time, producing returns in the span of 24 months that more traditionally have taken close to a decade. But it is also true that the market today is priced as high as it has ever been since the 2000 dot-com bubble (higher than leading up to the 2008 financial crisis and on par with the 2021 bull market).
Contrastly, our confidence in the Fundrise portfolio stems largely from the fact that in many ways our assets have taken their punches - values of real estate have already been depressed - whereas stocks remain abnormally high. And whether rates stay higher because of strong economic growth, or end up falling because the market is weaker than many assume, we believe that our real estate portfolio is likely to perform well in either scenario.
Again, as always, we advocate for a diversified, long-term approach. Having balanced exposure to well priced real estate is, in our opinion, as sound a way as we know to position oneself today to both capture future potential upside while continuing to mitigate downside risk.
-
deregulation of the financial sector (in particular, banks)
-
the potential impact for tariffs
-
reduced immigration
-
lower potential taxes

Fundrise Real Estate Interval Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
December 31, 2024

We want to thank our investors for their ongoing support, and look forward to the year ahead.
Onward,
Ben Miller
Chief Executive Officer
Fundrise Advisors, LLC

Fundrise Real Estate Interval Fund, LLC
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)
December 31, 2024

Performance Chart and Analysis
The following reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fundrise Real Estate Interval Fund, LLC compared with the performance of the benchmarks, S&P 500
®
Total Return Index
and the Bloomberg U.S. Aggregate Bond Index, for the period January 1, 2021* through December 31, 2024.
\
*Fundrise Real Estate Interval Fund, LLC commenced investment operations on January 1, 2021.
The S&P 500
®
Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.
The performance data quoted is historical. Past performance is no guarantee of future results. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when repurchased, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of December 31, 2024 and are calculated assuming reinvestment of all dividends and distributions.
The Fund’s distribution policy is to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. A portion of the distribution may include a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although return of capital distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are repurchased, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.
The Fund’s most recent annualized distribution rate as of December 31, 2024, was 0.21%
(1)
. All distributions made during the year ended December 31, 2024 were deemed to be a return of capital.
Average Annual Total Returns One Year
Since Inception
01/01/21
Fundrise Real Estate Interval Fund, LLC 7.50% 4.72%
S&P 500
®
Total Return Index
25.02% 13.59%
Bloomberg U.S. Aggregate Bond Index 1.25% -2.19%
(1) Distribution rate is based on an annualization of the distributions per share for the 31 days of December 2024.

Fundrise Real Estate Interval Fund, LLC
Schedule of Investments
December 31, 2024

See accompanying notes to financial statements.
(Amounts in thousands)
Par/Shares Description Acquisition Date
Value as of
December 31, 2024
Real Estate Co-Investment Joint Ventures - 94.4%
Industrial - 18.4%
N/A Fundrise Industrial JV 1, LLC  (Cost $4,840)
(1)(2)(3)(4)
06/04/21 $ 4,936
N/A Fundrise Industrial JV 2, LLC  (Cost $234,919)
(1)(2)(3)(4)
09/29/21 223,722
Total Industrial (Cost $239,759 ) $ 228,658
Multi-Family Residential - 18.8%
N/A Fund rise MF JV 1, LLC  (Cost $222,028)
(1)(2)(3)(4)
03/05/21 $ 233,465
Total Multi-Family Residential (Cost $222,028 ) $ 233,465
Single Family Residential - 57.2%
N/A Fundrise SFR Dev JV 1, LLC  (Cost $25,762)
(1)(2)(3)(4)
04/02/21 $ 27,112
N/A Fundrise SFR JV 1, LLC  (Cost $576,684)
(1)(2)(3)(4)
01/25/21 569,716
N/A Fundrise SFR JV 2, LLC  (Cost $80,845)
(1)(2)(3)(4)
01/09/23 112,421
Total Single Family Residential (Cost $683,291 ) $ 709,249
Total Real Estate Co-Investment Joint Ventures (Cost $1,145,078) $ 1,171,372
Residential Mortgage-Backed Securities - 1.1%
Non-U.S. Government Agency Issues - 1.1%
$ 14,067 Bridge 2022-SFR1 Trust (E1 Class), 6.30%, 11/17/25
(5)
$ 14,029
Total Residential Mortgage-Backed Securities (Cost $13,530) $ 14,029
Short-Term Investments - 4.6%
56,618 Allspring Government Money Market Fund, Select Class, 4.52%
(6)
$ 56,618
1 Federated Hermes Government Obligations Fund, Administrative Shares, 4.10%
(6)
1
Total Short-Term Investments (Cost $56,619) $ 56,619
Total investments, at value - 100.1% (Cost $1,215,227) $ 1,242,020
Liabilities in excess of other assets - (0.1)% (1,667)
Total Net Assets - 100.0% $ 1,240,353
LLC Limited Liability Company
(1)
Investment in an affiliate. See Note 6, Investment Manager Fees and Other Related Party Transactions for additional information.
(2) Investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)
Restricted security. The aggregate value of restricted securities at December 31, 2024 is approximately $1,171,372 (amount in thousands) and represents 94.4% of net assets. See Note 2, Summary of Significant Accounting Policies for additional information.
(4) Non-income producing investment.
(5) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration. The aggregate value of these securities at December 31, 2024 is approximately $14,029 (amount
in thousands) and represents 1.1% of net assets.
(6)
Rate disclosed is representative of the seven-day effective yield as of December 31, 2024.
PORTFOLIO COMPOSITION (As of December 31, 2024 )
Percent of Total
Investments
Single Family Residential 57.1%
Multi-Family Residential 18.8%
Industrial 18.4%
Other 5.7%
Total Investments 100.0%

Fundrise Real Estate Interval Fund, LLC
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

See accompanying notes to financial statements.
(Amounts in thousands, except share and per share data)
Assets
Investments in non-controlled affiliated entities, at fair value (Cost $1,145,078) $ 1,171,372
Investments in unaffiliated entities, at fair value (Cost $70,149 ) 70,648
Cash 2,504
Interest and dividend receivable from unaffiliated investments 160
Prepaid expenses 127
Total Assets
$ 1,244,811
Liabilities
Settling subscriptions $ 1,508
Marketing expenses payable 875
Management fees payable 869
Distributions payable 673
Accounts payable and accrued expenses 454
Redemptions payable 79
Total Liabilities
$ 4,458
Total Net Assets
$ 1,240,353
Components of Net Assets
Paid-in capital $ 1,254,345
Accumulated loss (13,992)
Total Net Assets
$ 1,240,353
Net Asset Value
Net Assets $ 1,240,353
Common shares outstanding as of December 31, 2024; unlimited shares authorized 106,088,770
Net Asset Value Per Share $ 11.69

Fundrise Real Estate Interval Fund, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024

See accompanying notes to financial statements.
(Amounts in thousands)
Investment Income
Interest income from unaffiliated investments $ 1,540
Dividend income from unaffiliated investments 1,387
Total Investment Income
$ 2,927
Expenses
Management fees $ 9,981
Marketing expenses 8,472
Miscellaneous expenses 809
Custody fees 656
Professional fees 588
Transfer agent fees 185
Directors’ fees 150
Total Expenses
$ 20,841
Net Investment Income (Loss)
$ (17,914)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from unaffiliated investments
$ 309
Net change in unrealized appreciation/depreciation from unaffiliated investments
(300)
Net change in unrealized appreciation/depreciation from non-controlled affiliated investments
104,444
Total Net Realized and Unrealized Gain (Loss) from Investments
$ 104,453
Net Increase (Decrease) in Net Assets Resulting from Operations
$ 86,539

Fundrise Real Estate Interval Fund, LLC
STATEMENTS OF CHANGES IN NET ASSETS

See accompanying notes to financial statements.
(Amounts in thousands)
For the Years Ended December 31,
2024 2023
Operations:
Net investment income (loss) $ (17,914) $ (2,786)
Net realized gain (loss) from investments 309 (804)
Net change in unrealized appreciation/depreciation from investments 104,144 (159,589)
Net Increase (Decrease) in Net Assets Resulting from Operations
$ 86,539 $ (163,179)
Distributions to Common Shareholders From:
Return of capital $ (2,840) $ (5,557)
Net Decrease in Net Assets from Distributions to Common Shareholders
$ (2,840) $ (5,557)
Capital Share Transactions:
Proceeds from sale of shares $ 193,542 $ 327,909
Distributions reinvested 675 2,590
Repurchase of shares
(235,003) (283,512)
Net Increase (Decrease) in Net Assets from Capital Share Transactions
$ (40,786) $ 46,987
Net Increase (Decrease) in Net Assets
$ 42,913 $ (121,749)
Net Assets:
Beginning of Year
$ 1,197,440 $ 1,319,189
End of Year
$ 1,240,353 $ 1,197,440

Fundrise Real Estate Interval Fund, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

See accompanying notes to financial statements.
(Amounts in thousands)
Operating Activities:
Net increase (decrease) in net assets resulting from operations $ 86,539
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in)
operating activities:
Investments in non-controlled affiliated entities (209,055)
Net change in investments in short-term investments 666
Accretion of discounts (586)
Return of capital distributions from non-controlled affiliated investments 182,773
Net realized (gain) loss from unaffiliated investments (309)
Net change in unrealized appreciation/depreciation from unaffiliated investments 300
Net change in unrealized appreciation/depreciation from non-controlled affiliated investments (104,444)
Proceeds from sale of unaffiliated investments 14,987
Changes in assets and liabilities:
Net (increase) decrease in interest and dividend receivable from unaffiliated investments 238
Net (increase) decrease in other assets 1,500
Net (increase) decrease in prepaid expenses 60
Net increase (decrease) in settling subscriptions 829
Net increase (decrease) in marketing expenses payable 875
Net increase (decrease) in management fees payable 59
Net increase (decrease) in redemptions payable 19
Net increase (decrease) in accounts payable and accrued expenses (338)
Net cash provided by (used in) operating activities
$ (25,887)
Financing Activities:
Proceeds from sale of shares $ 193,542
Cash paid for shares repurchased (235,003)
Distributions paid (2,873)
Net cash provided by (used in) financing activities
$ (44,334)
Net increase (decrease) in cash $ (70,221)
Cash, beginning of year 72,725
Cash, end of year
$ 2,504
Supplemental Disclosure of Non-Cash Activity:
Distributions reinvested $ 675

Fundrise Real Estate Interval Fund, LLC
FINANCIAL HIGHLIGHTS

See accompanying notes to financial statements.
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended December 31,
2024 2023 2022 2021
Net Asset Value, Beginning of Year
$ 10.90 $ 12.41 $ 12.81 $ 10.00
Income from Investment Operations
Net investment income (loss)
(1)
$ (0.17) $ (0.03) $ (0.13) $ (0.22)
Net realized and unrealized gain (loss) on investments
0.99 (1.43) (0.12) 3.21
Total Income (Loss) from Investment Operations
$ 0.82 $ (1.46) $ (0.25) $ 2.99
Distributions to Common Shareholders From:
Return of capital
$ (0.03) $ (0.05) $ (0.15) $ (0.18)
Total Distributions to Common Shareholders
$ (0.03) $ (0.05) $ (0.15) $ (0.18)
Net Asset Value, End of Year
$ 11.69 $ 10.90 $ 12.41 $ 12.81
Total Investment Return Based on Net Asset Value
(2)
7.50% (11.79)% (1.96)% 29.35%
Ratios and Supplemental Data
Net assets at end of year (thousands) $ 1,240,353 $ 1,197,440 $ 1,319,189 $ 724,940
Ratio of gross expenses to average net assets
(3)(4)
1.77% 1.09% 1.13% 1.67%
(5)
Ratio of net expenses to average net assets
(4)
1.77% 1.09% 1.13% 1.98%
(5)
Ratio of net investment income (loss) to average net assets
(4)
(1.53)% (0.21)% (1.01)% (1.95)%
(5)
Portfolio turnover rate 1% 3% 4% –%
(1) Based on average shares outstanding during each period.
(2) Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment policy. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares.
(3) Reflects the expense ratio excluding any waivers and/or reimbursements.
(4) Expenses do not include operating expenses of the underlying Real Estate Co-Investment Joint Ventures and registered investment companies.
(5) The ratio is net of a waiver of 0.99%, which is deemed to be voluntary as the total expense ratio did not exceed the expense cap for the year ended
December 31, 2021 and is inclusive of fee recoupment and expense reimbursement of 1.30%.

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements
December 31, 2024

1. Formation and Organization
Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and has elected and has qualified to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under Part II of
Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2021, and intends to continue to qualify as a REIT. The Fund is organized as a continuously offered, non-
diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The
Fund commenced investment operations on January 1, 2021.
The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Under normal circumstances, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial
Services - Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.
The estimates and assumptions underlying these financial statements are based on information available as of December 31, 2024, including judgments about the financial market and economic conditions which may change over time.
Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation Oversight
Pursuant to SEC Rule 2a-5 under the 1940 Act, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation
Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors.

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a current summary of certain methods generally used to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Fixed income securities are valued by an independent pricing service overseen by the Valuation Designee. The pricing service employs a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board.
To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 7 , Investments for further information regarding the Real
Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, or sales comparison approaches of estimating property value. The income approach may be based on the discounted cash-flow method or the direct capitalization method. The discounted cash-flow method estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. The discount rate and the exit capitalization rate are significant inputs in valuations based on discounted cash flow analysis. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The direct capitalization method converts a single year's estimated stabilized net operating income into a value indication by applying a market-based capitalization rate. Discount rates, market-based capitalization rates, and growth assumptions utilized in the income approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less depreciation plus the land value. The sales comparison approach compares recent transactions to the subject property. Adjustments are made for dissimilarities that typically provide a range of value.

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The following is a summary of the Fund’s assets measured at fair value on a recurring basis as of December 31, 2024 , and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (amounts in thousands) :
The following is a summary of quantitative information about the significant unobservable inputs used to determine the fair value of the Fund’s Level 3 investments as of December 31, 2024 (amounts in thousands) . The weighted average range of unobservable inputs is based on the fair value of investments. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Level 1 Level 2 Level 3 Total
Real Estate Co-Investment Joint Ventures $ – $ – $ 1,171,372 $ 1,171,372
Residential Mortgage-Backed Security – 14,029 – 14,029
Short-Term Investments 56,619 – – 56,619
Total Investments $ 5 6 , 619 $ 1 4 , 029 $ 1, 171 , 372 $ 1, 242 , 020
Investment Fair Value Valuation Technique
Unobservable
Input
(1)
Range (Weighted
Average)
Impact to
Valuation
from an
Increase in
Input
(2)
Real Estate Co-Investment Joint Ventures $ 1,171,372 Direct Capitalization Capitalization Rate 5.3% Decrease
Discounted Cash Flow Discount Rate 6.3% – 8.0% (6.8%) Decrease
Sales Comparison Approach Price Per Unit $214 – $468 ($292) Increase
Recent Transaction Transaction Price N/A Increase
Total Real Estate Co-Investment Joint Ventures
$ 1,171,372
(1) Represents the significant unobservable inputs used to fair value the underlying real estate property of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of each joint venture as a whole.
(2) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
Real Estate Co-
Investment Joint
Ventures
Balance as of December 31, 2023 $ 1,040,646
Purchases 209,055
Realized gain (loss) –
Net change in unrealized appreciation/depreciation 104,444
Return of capital distributions (182,773)
Sales –
Transfers into Level 3 –
Transfers out of Level 3 –
Balance as of December 31, 2024 $ 1,171,372
Net change in unrealized appreciation/depreciation for the year ended December 31, 2024 related to Level 3 investments held at December 31, 2024 $ 104,444

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

Restricted Securities
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the
Securities Act for the resale of certain restricted securities to qualified institutional buyers. Restricted securities held at December
31, 2024 are identified within the Schedule of Investments.
Income Taxes
The Fund has elected and has qualified to be taxed as a REIT under the Code beginning with the taxable year ended December 31,
2021, and intends to continue to qualify as a REIT. To qualify as a REIT, the Fund must meet and continue to meet the requirements relating to the Fund’s organization, ownership, sources of income, nature of assets and distributions of income to shareholders of the Fund (“Shareholders”), including a requirement to distribute at least 90% of the Fund’s annual REIT taxable income to the
Shareholders (which is computed without regard to its deduction for dividends paid and its net capital gains). As a REIT, the Fund generally will not be subject to U.S. federal income tax on the income that it distributes to its Shareholders if it meets the applicable
REIT distribution and other requirements for qualification. Even if the Fund qualifies and maintains the tax status as a REIT, it may become subject to certain U.S. federal income taxes and related state and local taxes on its income and assets, on taxable income that the Fund does not distribute to its Shareholders, on net income from certain “prohibited transactions” and on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. The tax period for the taxable year ending December 31, 2024 and all tax periods following remain open to examination by the major taxing authorities in all jurisdictions where we are subject to taxation. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.
Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2024, the Fund did not incur any income tax, interest, or penalties.
Issuance of Shares
The Fund offers its shares on a continuous basis through the Fundrise Platform, an investment platform available both online at
www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for shares is based on the Fund’s NAV. The NAV of the Fund’s shares is calculated daily on each day that the New York Stock Exchange is open for business. Cash received for investor subscriptions is recorded as Settling Subscriptions in the Statement of Assets and
Liabilities until settlement occurs and shares are issued.
Distributions To Shareholders
The Fund intends to make distributions necessary to maintain qualification for taxation as a REIT. The Fund expects that it will declare daily distributions to Shareholders of record as of close of business on each day, paid on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The Board may authorize distributions in shares or in excess of those required for the Fund to maintain REIT tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The Board reserves the right to change or suspend the distribution policy from time to time. Distributions to shareholders of the Fund are recorded on the ex-dividend date.
Dividend Reinvestment
The Fund operates under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the shares of the
Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per share when the distribution is paid.
Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.
Investment Income and Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are determined on a specific identification basis. Dividend income and distributions from investments are recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Distributions received from investments generally are comprised of ordinary income and/
or return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from investments after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.
3. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement
of Additional Information filed on May 1, 2024, and the Fund’s other filings with the SEC.
Non-Listed Closed-End Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company operating as an “interval fund” and is designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. If a secondary market were to develop for the shares in the future, and a Shareholder is able to sell his or her shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per share.
Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of a Shareholder’s shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, a Shareholder may not be able to sell their shares when or in the amount that they desire.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers . Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type. Further, a non-diversified fund is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. For these reasons, an investment in the Fund may fluctuate in value and have a greater degree of risk.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, shares may be worth less than the original investment, even after taking into account the reinvestment of Fund

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

dividends and distributions. Global economic, political and market conditions and economic uncertainty caused by other events
(including, but not limited to, natural disasters, pandemics, epidemics and social unrest) may adversely affect the Fund’s business, results of operations and financial condition.
Real Estate Investment Risks Generally. The Fund’s investments are subject to the risks typically associated with real estate, which may affect the Fund’s operations or investments, including but not limited to: changes in certain economic, demographic or capital market conditions, a prolonged economic slowdown, recession or declining real estate values; future adverse national real estate trends; the leases on the properties underlying the Fund’s investments may not be renewed on favorable terms, or the occupancy rate of, or lease rates charged, at properties may change; change in supply of or demand for similar properties in a given market; risks of cost overruns and non-completion of the construction or renovation of properties; changes in interest rates and/or credit spreads;
lack of liquidity in real estate assets; property locations and conditions, ongoing operating costs, and expense of leasing, renovation or constructions; bankruptcies, financial difficulties or defaults by tenants, real estate operators, property managers or other parties involved in the Fund’s operations; costs of compliance with laws and regulations applicable to real estate investments, including changes in such laws or regulations; environmental liabilities of properties in which the Fund invests; and unforeseeable events such as civil disturbance, terrorism, natural disasters or general downturns in the real estate industry, value of properties, or public health crisis such as pandemics or endemics.
Commercial Real Estate Industry Risk. Commercial real estate is dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-
performing assets and a decrease in the value of the property or, in the case of Publicly Traded Real Estate Securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.
Risks Related to Specific Residential and Commercial Real Estate Property Types. The Fund intends to invest in a variety of residential and commercial real estate property types, which will expose the Fund to risks associated with residential and commercial real estate, including general risks affecting all types of residential and commercial real estate property.
Risk of Investing Through Real Estate Investment Vehicles. By investing in Real Estate Investment Vehicles (a “Vehicle”), the Fund
is indirectly exposed to risks associated with such Vehicles investments in residential and commercial real estate investments. Such investments may involve risks not otherwise present with other methods of investment, including: the Fund may not have sole decision-making authority with respect to such an investment, and a co-investor, joint venture partner or other investor (collectively,
“other investors”) in the Vehicle could take actions that decrease the value of the investment; other investors in the Vehicle may have economic or other interests or goals that are inconsistent with the Fund’s interests or goals; other investors in the Vehicle that control its management could become insolvent or bankrupt, or be subject to fraud or other misconduct that may have a material adverse effect on the Fund’s investment; under circumstances when no party has the power to control the Vehicle, an impasse could result regarding cash distributions, reserves or a proposed sale or refinancing of the investment, which could adversely impact the operations and profitability of the Vehicle; other investors in the Vehicle may be structured differently than the Fund for tax purposes, which could risk the Fund’s ability to qualify as a REIT for tax purposes; other investors managing the Vehicle may experience a change in control, which could result in new management; and the terms of a Vehicle could restrict the Fund’s ability to sell or transfer its interest to a third-party when it desires on advantageous terms, which may result in reduced liquidity.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.
Interest Rate Risk. Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. Changes in the level of interest rates also can affect, among other things, the
Fund’s ability to acquire certain of the Publicly Traded Real Estate Securities at attractive prices, acquire or originate certain of the residential and commercial real estate debt investments at attractive prices, and enter into hedging transactions. Generally, as interest rates increase, the value of the Fund’s fixed rate securities decreases, which will decrease the book value of the Fund’s

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

equity. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
Risks Related to the Fund’s Tax Status as a REIT. The Fund has elected to be taxed and to qualify for treatment each year as a
REIT under the Internal Revenue Code of 1986, as amended (defined above as the “Code”) beginning with its taxable year ended
December 31, 2021 and intends to continue to qualify as a REIT. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.
4. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares for the year ended December 31, 2024 and for the year ended December 31, 2023 (all tabular amounts are in thousands except share data) :
As of December 31, 2024, the Sponsor held 10,000 common shares. During the year ended December 31, 2024, Fundrise L.P., an affiliate of the Sponsor, fully redeemed its previously held 500 common shares. For the year ended December 31, 2024, total distributions declared to these related parties were less than $1,000.
5. Repurchase Offers
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to
Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding shares at NAV (the “Repurchase Offer Policy”). The Repurchase Offer Policy provides that, once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless suspended or postponed in accordance with regulatory requirements. The Repurchase Offer Policy is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the
1940 Act).
To conduct a repurchase offer, the Fund will send a repurchase offer notice to Shareholders no less than 21 days and no more than 42 days before the date (the “Repurchase Request Deadline”) by which the Fund announces that Shareholders must tender their shares in response to such repurchase offer notice. The Fund must receive repurchase requests submitted by Shareholders in response to the Fund’s repurchase offer on or before the Repurchase Request Deadline.
The Repurchase Offer Policy provides that the repurchase pricing occurs no later than the 14th day after the Repurchase Request
Deadline or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The repurchase price of the shares will be the Fund’s NAV as of the close of the Repurchase Pricing Date.
The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (“Repurchase Offer
Amount”) for a given Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the
For the Year Ended December 31, 2024 For the Year Ended December 31, 2023
Common Shares
Shares Amount Shares Amount
Proceeds from sale of shares
17,221,100 $ 193,542 26,649,457 $ 327,909
Reinvestment of distributions
60,786 675 211,138 2,590
Total gross proceeds
17 , 2 81 , 886 194,217 26,860,595 330,499
Repurchase of shares
(21,004,334) (235,003) (23,337,119) (283,512)
Net Proceeds from Common Shares
(3,722,448) $ (40,786) 3,523,476 $ 46,987

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.
In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase outstanding shares that are tendered by the descendants or estate of a deceased shareholder (a “Legacy Repurchase”) in an additional amount approved by the Board, taking into account the liquidity of the Fund’s assets. In the event a Legacy Repurchase by a Fund is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis.
The Fund may not condition a repurchase offer upon the tender of any minimum number of shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.
The following table presents the repurchase offers that were completed during the year ended December 31, 2024 (all tabular amounts are in thousands except share data) :
6. Investment Manager Fees and Other Related Party Transactions
The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management
Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee
(the “Management Fee”) of 0.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears.
The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation. These may include fees and expenses associated with the selection, acquisition, or origination, monitoring or management of real estate properties, construction, real estate development, special servicing of non-performing assets (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset)
Repurchase Offers
Fourth Quarter
Repurchase
Commencement Date December 8, 2023
Repurchase Request Deadline December 29, 2023
Repurchase Pricing Date January 2, 2024
Amount Repurchased $ 83,033
Shares Repurchased 7,617,806
Repurchase Offers
First Quarter
Repurchase
Commencement Date February 29, 2024
Repurchase Request Deadline March 29, 2024
Repurchase Pricing Date April 1, 2024
Amount Repurchased $ 53,929
Shares Repurchased 4,832,305
Repurchase Offers
Second Quarter
Repurchase
Commencement Date June 5, 2024
Repurchase Request Deadline June 28, 2024
Repurchase Pricing Date July 1, 2024
Amount Repurchased $ 51,620
Shares Repurchased 4,528,125
Repurchase Offers
Third Quarter
Repurchase
Commencement Date August 30, 2024
Repurchase Request Deadline September 30, 2024
Repurchase Pricing Date October 1, 2024
Amount Repurchased $ 46,421
Shares Repurchased 4,026,098

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

whether or not the Fund ultimately acquires or originates the investment, and the sale of equity investments in real estate. No such fees were incurred or paid by the Fund to the Adviser or its affiliates for the year ended December 31, 2024.
The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second
Amended and Restated Operating Agreement (“Operating Agreement”) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and
Investment Management Agreement.
The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the
Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, or utilities costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. During the year ended December 31, 2024, there were approximately $328,000 of expenses reimbursed to the Adviser pursuant to the shared services agreement.
Affiliated Investments
The Fund invests in one or more affiliated entities. As of December 31, 2024, the investments in affiliated entities consist of co-investments in joint ventures in exchange for membership interests. As of December 31, 2024, the Fund owns 95% of the membership interests in Fundrise SFR JV 2, LLC, 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise
MF JV 1, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. Ownership percentages remained constant during the reporting period.
The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the year ended December 31, 2024, investments in affiliated entities were as follows (amounts in thousands):
7. Investments
The Fund gains exposure to private commercial real estate through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the year ended December 31, 2024, Real Estate Investment
Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real
Estate Co-Investment Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.
Instead of acquiring full ownership of private commercial real estate investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the
Real Estate Co-Investment Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying private commercial real estate or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying private commercial real estate, as
Non-Controlled Affiliated Investments
Real Estate Co-Investment
Joint Ventures
Balance as
of December
31, 2023
Purchases at
Cost
Proceeds
from Sales
Net Realized
Gain (Loss)
and Capital
Gain
Distributions
Return of
Capital
Distributions
Change in
Unrealized
Appreciation/
Depreciation
Balance as
of December
31, 2024
Total
Dividend
Income
Fundrise SFR JV 1, LLC $ 527,992 $ 48,780 $ – $ – $ (58,050) $ 50,994 $ 569,716 $ –
Fundrise MF JV 1, LLC 199,510 73,710 – – (66,193) 26,438 233,465 –
Fundrise Industrial JV 2, LLC 190,117 41,940 – – (6,300) (2,035) 223,722 –
Fundrise SFR JV 2, LLC 77,395 42,085 – – (37,050) 29,991 112,421 –
Fundrise SFR Dev JV 1, LLC 40,974 2,160 – – (15,180) (842) 27,112 –
Fundrise Industrial JV 1, LLC 4,658 380 – – – (102) 4,936 –
Total $ 1,040,646 $ 209,055 $ – $ – $ (182,773) $ 104,444 $ 1,171,372 $ –

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

applicable, owned by the Real Estate Co-Investment Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Joint
Ventures is passive in nature, and the Fund may have a greater economic interest but fewer control rights in the Real Estate Co-
Investment Joint Ventures than the affiliate in which the Fund co-invests alongside.
The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the
Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the
Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.
The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the year ended December 31,
2024 amounted to $209,055 and $14,987, respectively (amounts in thousands) .
As of December 31, 2024, Fundrise SFR JV 1, LLC, Fundrise SFR JV 2, LLC, Fundrise MF JV 1, LLC and Fundrise Industrial
JV 2, LLC, are deemed to be significant subsidiaries of the Fund in accordance with the definition of a “significant subsidiary”
as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021).
Pursuant to Regulation S-X 3-09(b), Separate financial statements of subsidiaries not consolidated and 50 percent or less owned persons , separate audited financial statements for Fundrise SFR JV 1, LLC, Fundrise SFR JV 2, LLC, and Fundrise MF JV 1, LLC
are included as exhibits to our filing.
Additionally, pursuant to Regulation S-X 4-08(g), Summarized financial information of subsidiaries not consolidated and 50 percent or less owned persons , summarized financial information for Fundrise Industrial JV 2, LLC is included below.
The following tables show summarized financial statement information for Fundrise Industrial JV 2, LLC for the year ended
December 31, 2024 (amounts in thousands):
8. Tax Basis Information
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income (loss) or accumulated net realized gain (loss), as appropriate, in the period in which the differences arise.
Summary Statement of Assets and Liabilities
(1)
As of December 31, 2024
Total Assets $ 471,350
Total Liabilities 247,290
Total Net Assets $ 224,060
Summary Statement of Operations
(1)
For the Year Ended
December 31, 2024
Total revenue $ 17,319
Operating expenses (7,390)
Net Operating Income $ 9,929
Interest expense (17,190)
Depreciation and amortization expense (12,910)
Gain (loss) on sale of real estate 2,301
Gain (loss) on extinguishment of debt (4,003)
Gain (loss) on derivative financial instrument (422)
Net Income (Loss) $ (22,295)
(1) The unconsolidated subsidiary noted reports in accordance with U.S. GAAP, but does not fall within the scope of the accounting and reporting guidance in the ASC 946. The subsidiary is therefore not required to and has elected not to fair value its investments. Accordingly, the summarized income statement information shown for the unconsolidated subsidiary does not reflect fair value adjustments.

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

As of December 31, 2024, the tax basis of distributable earnings (accumulated deficit) was as follows (amounts in thousands) :
As of December 31, 2024, the capital loss carryforwards were as follows (amounts in thousands) :
During the tax years presented below, the tax character of distributions paid by the Fund was as follows (amounts in thousands) :
As of December 31, 2024 , the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands) :
The difference between book-basis and tax-basis unrealized appreciation is attributable to the book/tax differences in the treatment of flow through income on certain investments.
9. Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280) -
Improvement to Reportable Segment Disclosure (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. The management committee of Fundrise Advisors, LLC, the Fund’s Adviser, acts as the Fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Undistributed ordinary income (loss) $ (271,463)
Undistributed long-term capital gain (loss) –
Tax accumulated earnings (loss) $ (271,463)
Accumulated capital and other losses (3,529)
Other book/tax temporary differences
(1)
(667)
Net unrealized gain (loss) on investments
(2)
261,667
Total Distributable Earnings $ (13,992)
(1) Other book/tax differences are attributable to deductibility of various expenses.
(2) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the book/tax differences in the treatment of flow through income on certain investments.
Short-term $ 3,529
Long-term –
Total Capital Loss Carryforwards
(1)
$ 3,529
(1) To the extent the Fund recognizes capital gains in future periods, they will be offset by unused capital loss carryforwards subject to IRC limitations.
For the Tax Year Ended
December 31, 2024
For the Tax Year Ended
December 31, 2023
Ordinary income $ – $ –
Long-term capital gain – –
Return of capital
(1)
$ 3,548 $ 7,190
Total Distributions Paid $ 3,548 $ 7,190
(1) The difference between tax-basis distributions and book-basis distributions is due to the timing of when distributions are considered paid pursuant to
IRC section 858(a).
Cost of investments for tax purposes $ 980 , 353
Gross tax unrealized appreciation $ 279,831
Gross tax unrealized depreciation (18,164)
Net Tax Unrealized Appreciation $ 261,667

Fundrise Real Estate Interval Fund, LLC
Notes to Financial Statements (Continued)
December 31, 2024

10. Subsequent Events
In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring after the date of this report and through the date these financial statements were available to be issued and determined that no events have occurred that require disclosure other than the following.
Share Transactions
Following the date of this report, the following repurchase offers have occurred (all tabular amounts are in thousands except share data) :
Repurchase Offers
Fourth Quarter
Repurchase
Commencement Date December 6, 2024
Repurchase Request Deadline December 31, 2024
Repurchase Pricing Date January 2, 2025
Amount Repurchased $ 55,622
Shares Repurchased 4,758,120

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Fundrise Real Estate Interval Fund, LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fundrise Real Estate Interval Fund, LLC (the Fund),
including the schedule of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes
(collectively, the financial statements ) and the financial highlights for each of the years in the four year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Fundrise investment companies since 2019.
Philadelphia, Pennsylvania
February 24, 2025

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

1. Approval of Investment Management Agreement
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the
“Independent Directors”), initially approve, and annually review and consider the continuation of the fund’s investment advisory agreement. At its meeting held on November 21, 2024 (the “Meeting”), the Board of Directors (the “Board”) of the Fund, including each of the Independent Directors, unanimously voted to approve the continuation of the existing investment management agreement
(the “Agreement”) between Fundrise Advisors, LLC (the “Adviser”) and the Fund for an additional one-year period.
In connection with its annual consideration of the Agreement for the Fund, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such Agreement by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The report from
Broadridge compared certain fee information for the Fund to that of an independently selected peer group of similar funds (“Peer
Group”) and provided performance information for funds in the Peer Group (the “Broadridge Report”). The Adviser included reports in the Meeting materials, comparing the Fund’s performance for various periods to the performance of other advisory accounts managed by the Adviser, and comparing the Fund’s management fee, other expenses and total expenses to two comparative funds identified by the Adviser. The Adviser also compared the Fund’s management fee to the management fee paid by other funds for which it provides comparable services.
Preceding the Meeting, the Board also reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Board and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, such as the materials and presentations by
Fund officers and representatives of the Adviser received at the Meeting concerning the Agreement, the operation of the Fund and the Adviser. The Board also considered information received at prior meetings of the Board and its committees throughout the year, to the extent such information was relevant, to its evaluation of the Agreement.
In determining whether to approve the renewal of the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve renewal of the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the renewal of the Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the
Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Independent Directors. In connection with their deliberations, the Independent Directors met separately in executive session, without the presence of representatives of the Adviser, to consider the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the renewal of the Agreement is provided below.
Nature, Extent and Quality of Services
The Board considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The
Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s organizational structure and resources, the financial statements of the Adviser’s parent company and the
Adviser’s ability to carry out its obligations under the Agreement. The Board considered that the Adviser is responsible for directing the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy. The
Board also considered the Adviser’s experience managing other similar pooled investment vehicles that invest in real estate-related assets, including the Fundrise Income Real Estate Fund, LLC (the “Income Fund”)(collectively, the “Other Investment Vehicles”).
The Board considered the Adviser’s professional personnel who provided services to the Fund throughout the year, including the
Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser and the Fund. The Board considered the Adviser’s support of the Fund’s compliance control structure, including the resources that continue to be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser and its affiliates in supporting the Fund and managing various risks, including, but not limited to, cybersecurity and operational risks.

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

The Board considered the day-to-day portfolio management services that the Adviser provides to the Fund. In this regard, the
Board considered, among other things, the Adviser’s investment philosophy and processes, its investment research capabilities and resources, its performance record, its experience, its trading operations and its approach to managing risk, including most particularly with respect to investments in real estate-related assets. The Board further considered the range of services the Adviser provided including, but not limited to, structuring terms and conditions of the Fund’s acquisitions and joint ventures; negotiating and executing permissible investments and other transactions; and evaluating potential asset dispositions, sales or liquidity transactions.
The Board considered the experience of the Fund’s portfolio managers, the Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers.
In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with managing the Fund. The Board considered that the Fund is a closed-end interval fund that operates in accordance with the framework set forth in Rule 23c-3 under the 1940 Act and considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in maintaining an infrastructure necessary to support the on-going operations of the Fund, including its interval fund structure.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.
Fund Performance
The Board reviewed information provided by the Adviser regarding the Fund’s investment performance, performance of comparable funds in the Fund’s Peer Group as well as information from the Adviser regarding the performance of the Fund relative to appropriate benchmark indices, and assessed the Fund’s performance on the basis of total return. The Board considered, among other things, the
Adviser’s efforts to generate competitive performance returns over time.
The Board was aware that the Fund underperformed each of the National Association of Real Estate Investment Trusts (“NAREIT”)
All US REITs Total Return Index and NAREIT Mortgage REITs Index for the period January 1, 2024 through September 30, 2024.
The Board was further notified that for the period, the Fund outperformed the NCREIF Property Index, a performance benchmark for the private commercial real estate market in the U.S. The Board also compared the Fund’s performance against the performance of funds in its Peer Group and to the performance of other advisory accounts managed by the Adviser. The Board observed that the Fund underperformed the median performance of the funds in its Peer Group for the one-year and three-year periods ended
September 30, 2024, while the Fund outperformed the median performance of the funds in its Peer Group for the period from the
Fund’s inception to September 30, 2024. The Board considered the factors which affected the Fund’s performance in the last year.
Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.
Management Fees and Expenses
The Board reviewed and considered the management fee rate paid by the Fund to the Adviser under the Agreement and the Fund’s total expense ratio. The Board received and reviewed a report prepared by Broadridge comparing the Fund’s management fee rate and total expense ratio to the Fund’s Peer Group. The Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to the Fund’s Peer Group.
In considering the reasonableness of the Fund’s management fee and total expense ratio, the Board observed that, according to the information provided by Broadridge, the Fund’s contractual management fee, actual management fee and total expense ratio were each below the average and median of the Fund’s Peer Group.
The Board observed that the Adviser included a report in the Meeting materials, comparing the Fund’s management fee, other expenses and total expenses to comparative funds identified by the Adviser. The Board further observed that the Fund’s other expenses generally capture marketing or distribution-related expenses, noting that the Fund’s management fee, other expenses and total expenses generally were lower than those of the comparative funds identified by the Adviser. The Board considered that the
Adviser does not charge a lower management fee to any other fund for which it provides comparable services, noting that therea are other funds that are charged an incentive allocation fee by the Adviser. The Board did consider that the management fee for the Fund

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

does include some administrative services that the Income Fund pays for separately. The Board then considered the reasons for the differences in administrative services provided by the Adviser, to the Fund and the Income Fund, and considered the administrative services provided by Apex Fund Services.
Concerning management fees charged by the Adviser to other funds it manages, the Board considered the Adviser’s representation that there are important differences between the Fund and unregistered pooled investment vehicles that the Adviser manages that the Adviser believes are relevant in considering the fee comparisons. The Board considered that the Adviser does not believe these products to be directly comparable to the Fund due to a variety of factors that impact the portfolio management process for, and increase the costs associated with, managing the Fund. The Board observed that the Fund’s management fee structure differs from that of certain of the unregistered pooled investment vehicles managed by the Adviser, some ofwhich include an incentive allocation fee.
Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable, and within the range of fees that would have been negotiated at arms-length, considering all of the surrounding circumstances.
Profitability
The Board considered information from the Adviser regarding the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory, administrative and other services to the Funds and to the Adviser’s Other Investment
Vehicles. The Board considered the methodology employed by the Adviser in recognizing expenses and revenues on an aggregate basis with respect to the investment management services overall, based on publicly available information in Rise Companies
Corp.’s Form 1-SA for the period ended June 30, 2024.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates from the Fund are not excessive.
Economies of Scale
The Board considered the extent to which economies of scale may be realized as the Fund’s assets continue to grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders of the Fund. In this regard, the Board was aware of the absence of any breakpoints in the Agreement’s fee structure. The Board considered the Adviser’s representation that it believes the Fund’s fee structure reflects an appropriate sharing of economies of scale and acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board further considered the Adviser’s belief that the addition of breakpoints or an expense cap would not be appropriate, noting that certain relative expenses of the Fund have been reduced pro-rata as such expenses are borne across the fund complex, including expenses associated with Board compensation and certain of the Fund’s service providers. The Board reviewed data showing the increases in assets of the Fund and the Income Fund for the year-to-date period ended September 30, 2024. The
Board concluded that the fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale.
The Board is aware that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.
“Fall-Out” Benefits
The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates receive as a result of their relationships with the Fund. The Board considered that ancillary benefits include, among others, benefits directly attributable to its relationships with the Fund, including certain operational efficiencies in capital raising, and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund such as marketing other financial products and services. The Board also considered information about certain fees that the Adviser or its affiliates are entitled to receive, including fees and expenses in connection with the selection, acquisition or origination of real estate properties held by the Fund or its subsidiaries, noting that such fees were reflected in the profitability information received by the Board. The Board considered that in the past year, the Funds have begun to engage in and pay for direct marketing campaigns,

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

making it possible for the Adviser and other funds managed by the Adviser to receive benefits including increased assets under management and potentially decreased marketing expenses by the Adviser.
Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.
Conclusion
The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including the Independent
Directors, concluded that the terms of the Agreement were reasonable and that the fees payable to the Adviser under the Agreement were reasonable in light of the services provided to the Fund. Accordingly, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board determined that the continuation of the Agreement was in the best interests of the Fund.
2. Disclosure of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling
(202) 584-0550 or on the SEC’s website at http://www.sec.gov .
3. Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the year ended June 30, 2024, is available
(1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov . During the year ended June 30, 2024, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.
4. Compensation of Directors
The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundriseintervalfund.com and (3) on the SEC’s website at http://www.sec.gov .
The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ending December 31, 2024. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any Director or officer from the Fund.
5. Directors and Officers
The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and Officers of the Fund as of December 31, 2024. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th
Floor, Washington, D.C. 20036. For more information regarding the Directors and officers, please refer to the Fund’s Statement of
Additional Information, which is available, without charge, upon request by calling (202) 584-0550.
Name
Aggregate
Compensation from
the Fund
Aggregate
Compensation from
the Fund and Fund
Complex
(1)
Paid to
Directors
Jeffrey R. Deitrich $ 37,500 $ 120,000
Glenn R. Osaka 37,500 120,000
Gayle P. Starr 37,500 75,000
Mark D. Monte 37,500 75,000
(1)
The “Fund Complex” consists of the Fund, Fundrise Growth Tech Fund, LLC, and Fundrise Income Real Estate Fund, LLC.

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

Name and Year
of Birth Position Held
Term of Office
and Length of
Term Served
(1)
Principal
Occupation(s) During
Past 5 Years or Longer
Number of
Portfolios in
Fund Complex
(2)
Overseen by
Director
Other
Directorships Held
During Past 5
Years
Independent Directors
Jeffrey R. Deitrich
1982
Director and
Audit Committee
Chairperson
01/2020 to
Present
Senior Vice President, Silverstein
Properties, Inc. (real estate investment
and development firm) (2007-2016,
2022-current); Principal, Better
Building Solutions (technology
integration and managed services firm)
(2016-current); Formerly, Principal,
Frenchtown Enterprises (real estate
investment firm) (2019-2022). Asset
Manager, Prudential Real Estate
Investors (private equity) (2004-2007).
3 Fundrise Income
Real Estate Fund,
LLC, Fundrise
Growth Tech Fund,
LLC
Glenn R. Osaka
1955
Lead Independent
Director
01/2020 to
Present
Consultant and Private Investor (early
stage technology companies) (since
2013). Formerly, Senior Vice President,
Services, Juniper Networks, Inc. (2009-
2013); Vice President, Strategy and
Operations, Cisco Systems, Inc. (2007-
2009); President and Chief Executive
Officer, Reactivity Inc. (technology
start-up company) (2001-2006);
Managing Director, Redleaf Group
(venture capital firm) (1999-2000);
Vice President and General Manager,
Enterprise Computing, Hewlett-Packard
(1979-1998).
3 Fundrise Income
Real Estate Fund,
LLC, Fundrise
Growth Tech Fund,
LLC
Gayle P. Starr
1954
Director 11/2020 to
Present
Member, Advisory Cuncil for Sack
Capital Partners (a private real estate
company) (since 2024); Advisor,
Bridge33 Capital, LLC (commercial
real estate investment firm) (since
2019); Consultant and Advisor, Starr
RE Consultants, LLC (real estate and
diversity consulting firm 2019 - 2024);
formerly, Advisor, First Republic Bank
(commercial bank and trust company)
(2019-2022); Managing Director
(2015-2019) and Senior Vice President
(2002-2015); Global Capital Markets,
Prologis, Inc. (publicly traded real estate
investment trust).
2 Fundrise Income
Real Estate Fund,
LLC
Mark D. Monte
1960
Director 07/2022 to
Present
Retired; formerly, Managing Director,
BofA Securities, Inc. (global investment
bank) (1997-2021).
2 Fundrise Income
Real Estate Fund,
LLC
Interested Director and Officer
Benjamin S. Miller
(3)
1977
Director
and Officer:
Chairperson,
President and Chief
Executive Officer
01/2020 to
Present
Chief Executive Officer, Fundrise
Advisors, LLC (since 2012); Co-
Founder, Chief Executive Officer and
Director, Rise Companies Corp. (since
2012).
3 Fundrise Income
Real Estate Fund,
LLC, Fundrise
Growth Tech Fund,
LLC
(1) Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.
(2) The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC and Fundrise Growth Tech Fund, LLC.
(3) Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.

Fundrise Real Estate Interval Fund, LLC
Additional Information (UNAUDITED)
December 31, 2024

Name and Year of Birth Position Held
Term of Office and Length of
Time Served
(1)
Principal Occupation(s) During Past 5 Years
Officers
Bjorn J. Hall
1980
Secretary and Chief Compliance
Officer
09/2024 to present Chief Compliance Officer and General Counsel
Fundrise Advisors, LLC and Rise Companies
(since 2015) and officer of certain funds in the
Fund Complex (since 2024).
Alison A. Staloch
1980
Treasurer and Principal Financial
Officer
07/2021 to present Chief Financial Officer, Fundrise Advisors,
LLC and Rise Companies Corp. and officer
of certain funds in the Fund Complex (since
2021); Formerly, Chief Accountant (2017-
2021), Assistant Chief Accountant (2015-
2017), Division of Investment Management,
U.S. Securities and Exchange Commission;
Senior Manager, KPMG LLP (2005-2015).
(1)
The term of office for each officer will continue indefinitely.

FOR MORE INFORMATION
Investment Adviser
Fundrise Advisors, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
Fundrise Real Estate Interval Fund, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
(202) 584-0550
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

(b) Not applicable.

Item 2. Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the code of ethics is included as an exhibit to this report.

Item 3. Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees: Audit fees billed to the Registrant for the year ended December 31, 2024 were $190,000. The audit fees billed for the year ended December 31, 2023 were $183,000. These amounts represent aggregate fees billed by the Registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year, including N-2 Consent fees.

(b) Audit-related fees billed to the Registrant were $30,000 and $23,500 for the year ended December 31, 2024, and the year ended December 31, 2023, respectively. These amounts represent assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees: There were no tax fees billed to the Registrant for the year ended December 31, 2024, or the year ended December 31, 2023, for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: The aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,800 and $1,800 for the year ended December 31, 2024, and the year ended December 31, 2023, respectively. The fees primarily relate to a Accounting Research Online subscription.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable, all non-audit services that were rendered to the Registrant's investment adviser were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1(a) of this form.

(b) There were no divestments of securities (as defined by Section 13(c) of the 1940 Act) for this annual reporting period.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Ohers of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Registrant’s statement regarding the basis for approval of its investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors (the “Board”) has adopted this Proxy Voting Policy (the “Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxies for securities held or proposed to be held by the Registrant to Fundrise Advisors, LLC (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy and Procedures (the “Adviser’s Proxy Voting Policy”), which it will use to vote proxies for securities held by the Registrant in a manner that is consistent with this Proxy Voting Policy, as may be amended from time to time. The Board, including a majority of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invest, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s shareholders. The Registrant believes that the Adviser is in the best position to make decisions related to the Registrant’s voting rights for the Registrant consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser:

-	to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

-
to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

-
to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of this Proxy Voting Policy, a vote shall be considered in the best interest of a Registrant’s shareholders when a vote is cast consistent with the proxy voting guidelines as set forth in the Adviser’s Proxy Voting Policy, provided such guidelines were approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Real Estate Interval Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held by the Fund.

1.	Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the U.S. Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.	Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.	Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

-
The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

-
The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

-
The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

-
Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

-
Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines maybe overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

-	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

-
vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

-
engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

-	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that Shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

-	These Procedures and any amendments;

-	Each proxy statement that the Adviser receives;

-	A record of each vote that the Adviser casts;

-	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

-	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and R. Whitaker Booth are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller – Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. In December 2011, Mr. Miller started Popularise LLC, a real estate crowdsourcing website, which he currently manages. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C.. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins – Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

R. Whitaker Booth – Mr. Booth has served as Senior Vice President of Real Estate at Rise Companies since February 2020, and has supported real estate acquisition, asset management and valuation functions since joining the company in July 2014. Previously, Mr. Booth worked in debt underwriting at Walker & Dunlop and RMBS litigation in Navigant Consulting’s Disputes and Investigations practice. Mr. Booth received his MBA from University of Pennsylvania’s Wharton School and his Bachelor of Science in Commerce from University of Virginia’s McIntire School.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	2	$794.68	0	$0.00
Other Pooled Investment Vehicles	13	$1,344.78	2	$142.35
Other Accounts	0	$0.00	0	$0.00
Brandon T. Jenkins
Registered Investment Companies	2	$794.68	0	$0.00
Other Pooled Investment Vehicles	13	$1,344.78	2	$142.35
Other Accounts	0	$0.00	0	$0.00
R. Whitaker Booth
Registered Investment Companies	1	$604.74	0	$0.00
Other Pooled Investment Vehicles	13	$1,344.78	2	$142.35
Other Accounts	0	$0.00	0	$0.00

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key real estate and debt finance professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and the Fundrise eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor). These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other real estate-related or debt-related programs and acquire for their own account real estate-related investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities also rely on these same key real estate and debt finance professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, including offerings that acquire or invest in commercial real estate (“CRE”) equity investments, including multifamily residential properties, CRE loans, and other select real estate-related assets.

These additional programs may have investment criteria that compete with the Registrant.

If a sale, financing, investment or other business opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant.

Except under any policies that may be adopted by the Adviser, which policies will be designed to minimize conflicts among the programs and other investment opportunities provided on the Fundrise Platform, no program or Fundrise Platform investment opportunity (including the Registrant) will have any duty, responsibility or obligation to refrain from:

-	engaging in the same or similar activities or lines of business as any program or Fundrise Platform investment opportunity;

-	doing business with any potential or actual tenant, lender, purchaser, supplier, customer or competitor of any program or Fundrise Platform investment opportunity;

-
engaging in, or refraining from, any other activities whatsoever relating to any of the potential or actual tenants, lenders, purchasers, suppliers or customers of any program or Fundrise Platform investment opportunity;

-	establishing material commercial relationships with another program or Fundrise Platform investment opportunity; or

-	making operational and financial decisions that could be considered to be detrimental to another program or Fundrise Platform investment opportunity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities (such as the eREITs® and eFundTM and any additional funds registered under the 1940 Act and sponsored by the Sponsor) to participate in an investment opportunity. To the extent the Fund is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Registrant’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Fund. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key real estate and debt finance professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient real estate and debt finance professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

-	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

-	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

-
acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

-	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

-
whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

-	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key real estate and debt finance professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

-	Rise Companies;

-	the Adviser;

-	Fundrise, LLC;

-	other investment programs sponsored by Rise Companies; and

-	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of December 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$0-10,000
Brandon T. Jenkins	$0-10,000
R. Whitaker Booth	$10,001-50,000

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no purchases of the Registrant’s equity securities by the Sponsor or other affiliated purchasers for this annual reporting period.

Item 15. Submission of Matters to a Vote of Security Holders

As of February 24, 2025, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 16. Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)(1) Audited Financial Statements of Fundrise SFR JV 1, LLC as of December 31, 2024

(c)(2) Audited Financial Statements of Fundrise SFR JV 2, LLC as of December 31, 2024

(c)(3) Audited Financial Statements of Fundrise MF JV 1, LLC as of December 31, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Real Estate Interval Fund, LLC

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: President

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: Principal Executive Officer

Date	February 24, 2025

By	/s/ Alison A. Staloch
Name: Alison A. Staloch
Title: Treasurer and Principal Financial Officer

Date	February 24, 2025